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                                                                   EXHIBIT 23.4


                                    CONSENT


                  We hereby consent to the use of our firm name in SFX Broadcasting, Inc.'s Registration Statement on Form S-8 as filed with the Securities and Exchange Commission on October 9, 1997. In giving this consent, we do not concede that we come within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.


                            /s/ Fisher Wayland Cooper Leader & Zaragoza LLP


Dated: October 9, 1997